JOHN HANCOCK BOND TRUST

JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND

JOHN HANCOCK CAPITAL SERIES

JOHN HANCOCK COLLATERAL TRUST

JOHN HANCOCK CURRENT INTEREST

JOHN HANCOCK FUNDS II

JOHN HANCOCK FUNDS III

JOHN HANCOCK INVESTMENT TRUST

JOHN HANCOCK INVESTMENT TRUST II

JOHN HANCOCK INVESTORS TRUST

JOHN HANCOCK MUNICIPAL SECURITIES TRUST

JOHN HANCOCK SOVEREIGN BOND FUND

JOHN HANCOCK STRATEGIC SERIES

JOHN HANCOCK TAX-ADVANTAGED GLOBAL

SHAREHOLDER YIELD FUND

JOHN HANCOCK VARIABLE INSURANCE TRUST

Supplement dated August 31, 2019 to the current Statement of Additional Information, as may be supplemented (the “SAI”)

Effective August 31, 2019, Theron S. Hoffman retired as an Independent Trustee. Accordingly, all references to Mr. Hoffman as a current Independent Trustee are removed from the SAI.

In addition, certain information under “Duties of Trustees; Committee Structure” is amended and restated to reflect updated Committee membership and Chairpersons, as applicable, for the Committees shown below:

Audit Committee. The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Bardelis, Burgess and Oates). Mr. Burgess serves as Chairperson of this Committee.

Contracts, Legal & Risk Committee. The Board also has a standing Contracts, Legal & Risk Committee (Messrs. Boyle, Pruchansky and Russo). Mr. Russo serves as Chairperson of this Committee.

Investment Committee. The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has five subcommittees with the Trustees divided among the five subcommittees (each an “Investment Sub-Committee”). Ms. Jackson and Messrs. Bardelis, Boyle, Cunningham and Oates serve as Chairpersons of the Investment Sub-Committees.

You should read this Supplement in conjunction with the SAI and retain it for future reference.